Exhibit 99.1
Aurora Outlines 2030 Vision to Scale to 30,000 Driverless Trucks at Analyst and Investor Day

Company offers industry-first driverless passenger rides on a segment of its Dallas-to-Houston commercial route

Dallas, TX – September 23 – Aurora Innovation, Inc. (NASDAQ: AUR) today is hosting its 2026 Analyst and Investor Day, providing the investment community a firsthand look at its commercial driverless trucking operations. During the event, leadership and ecosystem partners will detail how Aurora has reached a critical inflection point – driven by proven software, scalable hardware, an accelerating supply ramp, and strong customer demand. Attendees will have the opportunity to ride in Aurora Driver-powered trucks, without a person behind the wheel, on a segment of Aurora’s Dallas-to-Houston commercial route.

"Transformative technologies develop for years before reaching a decisive commercial inflection point – Aurora has arrived at that moment," said Chris Urmson, co-founder and CEO at Aurora. "We have emerged from the building phase and are revolutionizing how goods move, unlocking safety benefits, and creating immense economic value across the freight ecosystem."

Accelerating Customer Demand and Value
Aurora has nearly doubled its driverless customers in 2026 as its autonomous truck supply accelerates. The company is fully allocated to exit the year with 200 driverless trucks in operation through Transport as a Service (TaaS) agreements. In addition, Hirschbach plans to scale their autonomous fleet, with intent to own and operate 500 trucks through a Driver as a Service (DaaS) agreement, with truck delivery slated to begin in 2027. Aurora is in negotiations with a number of additional customers for DaaS agreements.

This commercial momentum is anchored by a strong safety record and transformative customer utilization. The Aurora Driver is engineered to be one of the safest and most experienced drivers on the road having safely completed over 500,000 driverless miles since commercial launch. In addition to enhancing safety, Aurora Driver-powered trucks operating for McLane, Werner, and other customers are already averaging an annualized rate of over 225,000 miles per year, more than double the utilization of a traditional truck.

Aurora will host a Partner Summit tomorrow with several dozen current and prospective customers to educate attendees on how Aurora is building a seamless customer experience.

Hardware and Autonomy-Enabled Trucks Built for Scale
Aurora's second-generation commercial hardware kit is engineered for a one-million-mile operating lifespan while cutting costs by more than half, a critical milestone on the path to positive gross profit. Roush has begun volume upfitting and is targeting a 20 truck per week production rate in October.

Aurora’s vehicle-agnostic model aligns with customers’ diverse fleet preferences. Today the Aurora Driver is upfitted on the International® LT® Series truck and integrated lineside on the Volvo VNL Autonomous at Volvo’s New River Valley facility in Virginia. PACCAR and Aurora are jointly defining the path to a scalable launch of Aurora’s third-generation commercial hardware kit integrated with PACCAR's future autonomy-enabled platform on their assembly lines.

2030 Vision
Aurora will outline its 2030 vision, targeting more than 30,000 driverless trucks in operation, delivering a multi-billion dollar revenue stream and SaaS-like gross margins for its DaaS business model.

“We have the enablers to drive real market growth,” said David Maday, CFO of Aurora. "This momentum puts us firmly on the path to profitability."

Webcast Details
Aurora’s Analyst and Investor Day presentation is scheduled to begin at 8:45 a.m. Central time and will be webcast on Aurora’s investor relations website at ir.aurora.tech. A replay will be available for 30 days following the live presentation.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, and words such as “aim,”

“anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “should,” “target,” “vision,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These statements include, but are not limited to, those statements regarding the prospects of the development, manufacturing, scaling (including, but not limited to, the lane expansion strategy, the transition to our DaaS model, fleet size, fleet ownership, and our product’s availability and capabilities) and commercialization, and realization of the potential benefits of the Aurora Driver and related services and technology, our ability to meet customer demand, reduce costs and scale production; the safety benefits of our technology and product; our expectation that we will have customer contracts in place to operate, and will operate, more than 200 driverless trucks by the end of 2026; the relationships and anticipated benefits with customers and partners, including Roush and Volvo Autonomous Solutions (including, but not limited to, our ability to finalize and execute on customer contracts or orders, and whether customer intentions to order, such as Hirschbach’s non-binding MOU, result in binding agreements and orders), on the timeframe we expect or at all; our relationships with our partners and customers and anticipated benefits that they may derive from our product (including, but not limited to, hardware availability, efficiency gains and increasing revenues and margins); the timing for developing, and the expected cost, operating life, production rates, capacity and anticipated benefits of, current and future generations of hardware kits, and the performance of the third parties on which we depend for manufacturing, upfitting and vehicle integration; the anticipated impact of our product on the freight industry and economy; our expected market share and competitive position; the efficiency and effectiveness of our validation process and the expected profitability of our products and services, including our expected path to positive gross profit and profitability; the regulatory tailwinds and framework in which we operate and our ability to comply with the current and future regulatory framework, including our ability to conduct driverless operations and to carry passengers on public roads; our 2030 vision, including expected or anticipated truck deployments, revenue and margin targets; and our financial performance, anticipated investment in truck fleet and expected cash use and cash runway.

These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading “Risk Factors” in Aurora Innovation, Inc.’s (“Aurora”) Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 11, 2026, and in Aurora’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on July 29, 2026, as well as other documents filed by Aurora from time to time with the SEC, which are accessible on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. Aurora undertakes no obligation to update forward-looking statements to reflect future events or circumstances, except as required by law.

About Aurora
Aurora (Nasdaq: AUR) is delivering the benefits of self-driving technology safely, quickly, and broadly to make transportation safer, increasingly accessible, and more reliable and efficient than ever before. The Aurora Driver is a self-driving system designed to operate multiple vehicle types, from freight-hauling trucks to ride-hailing passenger vehicles, and underpins Aurora's driver as a service product for trucking. Aurora is working with industry leaders across the transportation ecosystem, including AUMOVIO, FedEx, Hirschbach, McLane, NVIDIA, PACCAR, Ryder, Schneider, Toyota, Uber, Uber Freight, Volvo Trucks, Volvo Autonomous Solutions, and Werner. To learn more, visit aurora.tech.

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Investor Relations:
Stacy Feit
ir@aurora.tech
Media:
press@aurora.tech

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